UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)
(304) 530-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Summit Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 16, 2018 in Moorefield, West Virginia for the purpose of considering and voting upon the following:

i.To elect two (2) directors to serve until the Annual Meeting in 2020 and to elect three (3) directors to serve until the Annual Meeting in 2021;

ii.To ratify the selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and

iii.To transact such other business as may properly come before the Meeting.

(b)
The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting was 12,468,013 shares of which 10,362,353 shares representing 83.11% were present at the meeting either in person or by proxy. The holders of common stock of the Company voted on two proposals. No other business was brought before the meeting.

The results of the voting on the two proposals were as follows:

(i)	Proposal 1 - To elect one (2) directors to serve until the Annual Meeting in 2020 and three (3) directors to serve until the Annual Meeting in 2021.
The following directors were elected to serve until the Annual Meeting in 2020:

	VOTES FOR	VOTES WITHHELD	ABSTENTIONS	BROKER NON-VOTES

Thomas J. Hawse III	8,086,717	524,302	-	1,765,381
Gerald W. Huffman	8,195,799	414,052	-	1,765,381

The following directors were elected to serve until the Annual Meeting in 2021:

	VOTES FOR	VOTES WITHHELD	ABSTENTIONS	BROKER NON-VOTES

James M. Cookman	8,162,685	433,119	-	1,765,381
Gary L. Hinkle	8,199,033	410,818	-	1,765,381
H. Charles Maddy, III	8,307,150	303,869	-	1,765,381

(ii)	Proposal 2 - To ratify the selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES

10,192,720	149,958	19,675	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: May 17, 2018	By: /s/ Julie R. Markwood
Julie R. Markwood
Vice President and Chief Accounting Officer